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Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT
(TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT)

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") is dated as of May 9, 2003 and is made by and among KEY ENERGY SERVICES, INC., a Maryland corporation (the "Borrower"), each of the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), PNC CAPITAL MARKETS, INC., and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as the Co-Lead Arrangers, and CREDIT LYONNAIS NEW YORK BRANCH, LEHMAN COMMERCIAL PAPER, INC. and ROYAL BANK OF CANADA, as the Co-Documentation Agents.

WITNESSETH:

        WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the other parties hereto are parties to that certain Third Amended and Restated Credit Agreement, dated as of July 15, 2002 (as previously and hereafter amended, restated, supplemented or modified, the "Credit Agreement");

        WHEREAS, the Borrower desires to issue additional senior unsecured notes and to amend the Credit Agreement to permit such issuance and as otherwise provided herein; and

        WHEREAS, capitalized terms used herein shall have the meanings given to them in the Credit Agreement and all references to Sections in this Amendment which do not refer to a specific document shall be deemed to refer to the Credit Agreement.

        NOW, THEREFORE, the parties hereto and in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

  1.
  Amendments to Credit Agreement.

  (a)
  Section 1.1 [Defined Terms]

  (i)
  Existing Definitions.

    The definition of "Future Senior Notes" contained in Section 1.1 is hereby deleted.

      (ii)
      New Definitions.

                        The following new defined terms are hereby added to Section 1.1 of the Credit Agreement in alphabetical order to read as follows:

              "2003 Senior Notes shall have the meaning assigned to such term in Section 7.2.1(xii).

              2003 Senior Notes Indenture shall have the meaning assigned to such term in Section 7.2.1(xii).

              2002 Supplemental Indenture shall have the meaning assigned to such term in Section 7.2.1(xii)"

    (b)
    Section 7.2.1 (Indebtedness).

                        Clause (xii) of Section 7.2.1 (Indebtedness is hereby amended and restated to read as follows:

              "(xii) Indebtedness of Borrower and its Subsidiaries under senior unsecured notes incurred after the date of the Second Amendment to this Agreement (the "2003 Senior

      Notes"), provided that each of the following conditions is met with respect to the 2003 Senior Notes:

                      (A) Terms. (i) The aggregate principal amount of the 2003 Senior Notes shall not exceed $200,000,000, and (ii) no portion of such principal of the 2003 Senior Notes shall be due prior to May 1, 2013 (except for amounts due upon an asset sale or a change of control upon terms not materially less favorable to the Company than those contained in Sections 1010 and 1015, respectively, of the First Supplemental Indenture which comprises part of the 2002 Senior Note Indenture (the "2002 Supplemental Indenture")), and (iii) the interest rate thereon shall be satisfactory to the Administrative Agent.

                      (B) Pro Forma Compliance. After giving effect to the issuance of the 2003 Senior Notes (the amount of which shall be included as Indebtedness in computing the Consolidated Senior Leverage Ratio and other covenants) the Borrower shall be in proforma compliance with the covenants set forth in Section 7.2 of the Credit Agreement.

                      (C) Covenants and Events of Default. The 2003 Senior Notes and the indenture pursuant to which the 2003 Senior Notes are to be issued and any other documents governing such 2003 Senior Notes (collectively, the "2003 Senior Notes Indenture") will contain covenants and events of default substantially similar to, and not materially more restrictive upon the Loan Parties than, those applicable to the 2002 Senior Notes (including without limitation covenants restricting the Borrower and its Subsidiaries from making dividend payments or other "restricted payments" (contained in Section 1007 of the 2002 Supplemental Indenture) and from incurring liens (contained in Section 1012 of the 2002 Supplemental Indenture)).

                      (D) No Conflict. All Obligations of the Borrower and the other Loan Parties under this Agreement, the Notes and the other Loan Documents will not conflict with or violate the terms of the 2003 Senior Notes Indenture and any Loans made or hereafter made to the Borrower will be indebtedness permitted to be incurred under the 2003 Senior Notes Indenture.

                      (E) Review of Terms; Delivery of Documents. The Administrative Agent shall have received draft or final copies of the Prospectus Supplement with respect to the issuance of the 2003 Senior Notes, the terms of the 2003 Senior Notes contained therein shall be reasonably acceptable to the Administrative Agent based on the criteria in clauses (A) through (D) of this Section 7.2.1(xii) above and the 2003 Senior Notes Indenture will be consistent with the terms of such draft or final version of such Prospectus Supplement.

                      (F) Issuance Date. Such 2003 Senior Notes shall have been issued prior to December 31, 2003.

        (c) Section 7.2.6 (Limitation on Optional Payments and Modifications of Debt Instruments and Organizational Documentation, etc.).

                                The first paragraph and clauses (a) and (b) of Section 7.2.6 (Limitation on Optional Payments and Modifications of Debt Instruments and Organizational Documentation, etc.) (but not clause (c) or the remainder of such Section 7.2.6) are hereby amended and restated to read as follows:

                              "7.2.6 Limitation on Optional Payments and Modifications of Debt Instruments and Organizational Documentation, etc.

                              Each of the Loan Parties shall not, and shall not permit any of its Domestic Subsidiaries to, make or pay, or agree to:

                              (a) Make any optional payment or optional prepayment on or redemption or purchase of any of its Permitted Subordinated Indebtedness (other than an optional payment or prepayment of Permitted Subordinated Indebtedness made with the proceeds of Permitted Subordinated Indebtedness or an optional payment or prepayment of

      Permitted Subordinated Indebtedness in an aggregate amount not to exceed the proceeds received with respect to the 2003 Senior Notes authorized to be issued pursuant to Section 7.2.1) or its 2002 Senior Notes or 2003 Senior Notes (other than an optional payment or prepayment made with the proceeds of Permitted Subordinated Indebtedness authorized to be issued pursuant to Section 7.2.1 or with the proceeds of a refinancing permitted by Section 7.2.1(ii)),

                              (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of the Permitted Subordinated Indebtedness, or the 2002 Senior Notes or the 2003 Senior Notes, without providing at least fifteen (15) calendar days' prior written notice to the Administrative Agent and the Lenders and, in the event such change would be materially adverse to the Lenders as determined by the Administrative Agent in its sole discretion, obtaining the prior written consent of the Required Lenders, or

        (d) Amendment to Section 7.2.15 [Minimum Consolidated Fixed Charge Coverage Ratio]. Section 7.2.15 of the Credit Agreement is hereby amended and restated to read as follows:

                      "7.2.15 Minimum Consolidated Fixed Charge Coverage Ratio.

                              The Loan Parties shall not permit the Consolidated Fixed Charge Coverage Ratio, to be less than 1.3 to 1.0, measured as of the end of each fiscal quarter commencing with the fiscal quarter ending June 30, 2003 for the four fiscal quarters then ended.

        (e) Section 7.2.16 [Maximum Consolidated Senior Leverage Ratio]. Section 7.2.16 of the Credit Agreement is hereby amended and restated to read as follows:

                      "7.2.16 Maximum Consolidated Senior Leverage Ratio.

                              The Loan Parties shall not at any time permit the Consolidated Senior Leverage Ratio, to exceed the following ratios during the following periods:

Period	Ratio
April 1, 2003 through September 30, 2003	3.75 to 1.0
October 1, 2003 through December 31, 2003	3.50 to 1.0
After December 31, 2003	3.25 to 1.0

        (f) Sections 7.2.19 (Limitation on Negative Pledge Clauses), 7.2.20 (Limitation on Clauses Restricting Dividend Payments) and 5.1.25 (Senior Debt Status; No Conflicts With Debt Agreements).

                            The words "Future Senior Notes" are deleted where they appear in the following Sections of the Credit Agreement and the words "2003 Senior Notes" are inserted in lieu thereof:

Section	Title
Section 5.1.25	Senior Debt Status; No Conflicts With Debt Agreements
Section 7.2.19	Limitation on Negative Pledge Clauses
Section 7.2.20	Limitation on Clauses Restricting Dividend Payments

        2. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, as of the Effective Date (defined below), after giving effect to this Second Amendment, no Potential Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Credit Agreement or any Loan Documents, including without limitation the representation that the transactions contemplated herein will not violate any Requirement of Law or Contractual Obligation of any Loan Party, are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

        3. Delivery of the 2003 Senior Notes Indenture. The Borrower shall, within ten (10) Business Days after issuance of the 2003 Senior Notes, deliver to the Administrative Agent an executed copy of the 2003 Senior Notes Indenture.

        4. Conditions to Effectiveness of this Second Amendment. This Second Amendment shall become effective on the date on which all of the following conditions have occurred:

        (a) the Administrative Agent shall have received a copy of this Second Amendment duly executed and delivered by duly authorized officers of the Borrower and each of the Guarantors, the Required Lenders and the Administrative Agent;

        (b) the representations and warranties in Section 2 of this Second Amendment shall be true and correct and no Potential Default or Event of Default shall exist and be continuing; and

        (c) the Borrower shall have paid to the Administrative Agent for the account of each Lender which delivers to the Administrative Agent (or the Administrative Agent's counsel as instructed by the Administrative Agent) such Lender's signed signature page to this Second Amendment on or before the close of business on Friday, May 9, 2003 a fee in the amount of .0025 times such Lender's Commitment.

        5. Miscellaneous.

                (a) Continuing Effect of the Credit Agreement. This Second Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

                (b) Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all their respective reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                (c) Counterparts. This Second Amendment may be executed in any number of counterparts (including by facsimile) by the parties hereto, each of which counterparts (whether by facsimile or otherwise) when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                (d) GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[SIGNATURE PAGE 1 OF 7 TO SECOND AMENDMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
KEY ENERGY SERVICES, INC.
By:	/s/ JACK D. LOFTIS, JR.
Name:	Jack D. Loftis, Jr.
Title:	Senior Vice President and General Counsel
GUARANTORS:

BROOKS WELL SERVICING, INC.
DAWSON PRODUCTION ACQUISITION CORP.*
DAWSON PRODUCTION MANAGEMENT, INC.
DAWSON PRODUCTION TAYLOR, INC.*
KALKASKA OILFIELD SERVICES, INC.
KEY ENERGY DRILLING, INC.
KEY ENERGY SERVICES-CALIFORNIA, INC.
KEY ENERGY SERVICES-SOUTH TEXAS, INC.
KEY FOUR CORNERS, INC.
KEY ROCKY MOUNTAIN, INC.
MISR KEY ENERGY SERVICES, LLC
UNITRAK SERVICES HOLDING, INC.
WATSON OILFIELD SERVICE & SUPPLY, INC.
WELL-CO OIL SERVICE, INC.
WELLTECH EASTERN, INC.
WELLTECH MID-CONTINENT, INC.
YALE E. KEY, INC.
Q SERVICES, INC.
Q.V. SERVICES, INC.

By:	/s/ JACK D. LOFTIS, JR.
Name:	Jack D. Loftis, Jr.
Title:	Vice President and Secretary of each corporation listed above unless otherwise noted below
*
Jack D. Loftis, Jr. is the Vice President and Assistant Secretary of this corporation.

[SIGNATURE PAGE 2 OF 7 TO SECOND AMENDMENT]

BROOKS WELL SERVICING BENEFICIAL, LP
        by the sole general partner, Brooks Well Servicing, Inc.
 DAWSON PRODUCTION PARTNERS, L.P.
        by the sole general partner, Dawson Production Management, Inc.
 KEY ENERGY DRILLING BENEFICIAL, LP
        by the sole general partner, Key Energy Drilling, Inc.
 UNITRAK SERVICES, L.P.
        by the sole general partner, Unitrak Services Holding, Inc.
 WELLTECH MID-CONTINENT BENEFICIAL, LP
        by the sole general partner, WellTech Mid-Continent, Inc.
 YALE E. KEY BENEFICIAL, LP
        by the sole general partner, Yale E. Key, Inc.
 AES ACQUISITION, L.P.
        by the sole general partner, Q Oil & Gas Services, LLC
 QUALITY TUBULAR SERVICES, L.P.
        by the sole general partner, Q Oil & Gas Services, LLC
 QUALITY OIL FIELD SERVICES, L.P.
        by the sole general partner, Q Oil & Gas Services, LLC
 Q PRODUCTION SERVICES, L.P.
        by the sole general partner, Q Oil & Gas Services, LLC
 Q.V. SERVICES OF TEXAS, L.P.
        by the sole general partner, Q Oil & Gas Services, LLC
 Q.V. SERVICES BENEFICIAL, L.P.
by the sole general partner, Q.V. Services, Inc.
By:	/s/ JACK D. LOFTIS, JR.
Name:	Jack D. Loftis, Jr.
Title:	Vice President and Secretary of each corporate general partner listed above

[SIGNATURE PAGE 3 OF 7 TO SECOND AMENDMENT]

BROOKS WELL SERVICING, LLC KEY ENERGY DRILLING, LLC UNITRAK SERVICES, LLC YALE E. KEY, LLC WELLTECH MID-CONTINENT, LLC Q ENERGY SERVICES, L.L.C. Q OIL & GAS SERVICES, LLC Q.V. SERVICES, LLC
By:	/s/ JACK D. LOFTIS, JR.
Name:	Jack D. Loftis, Jr.
Title:	Manager of each limited liability company listed above

[SIGNATURE PAGE 4 OF 7 TO SECOND AMENDMENT]

LENDERS:
PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ RICHARD C. MUNSICK
Name:	Richard C. Munsick
Title:	Managing Director
WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, individually and as Co-Lead Arranger
By:	/s/ ERIC R. HOLLINGSWORTH
Name:	Eric R. Hollingsworth
Title:	Vice President
CREDIT LYONNAIS NEW YORK BRANCH, individually and as Co-Documentation Agent
By:	/s/ OLIVIER AUDEMARD
Name:	Olivier Audemard
Title:	Senior Vice President
LEHMAN COMMERCIAL PAPER, INC., individually and as Co-Documentation Agent
By:	/s/ FRANCIS CHANG
Name:	Francis Chang
Title:	Authorized Signatory

[SIGNATURE PAGE 5 OF 7 TO SECOND AMENDMENT]

ROYAL BANK OF CANADA, individually and as Co-Documentation Agent
By:	/s/ JASON YORK
Name:	Jason York
Title:	Manager
ARAB BANKING CORPORATION
By:	/s/ ROBERT J. IVOSEVICH
Name:	Robert J. Ivosevich
Title:	Deputy General Manager
By:	/s/ BARBARA C. SANDERSON
Name:	Barbara C. Sanderson
Title:	V.P. Head of Credit
BANK OF AMERICA, N.A.
By:	/s/ KIPLING E. DAVIS
Name:	Kipling E. Davis
Title:	Vice President
BEAR STEARNS CORPORATE LENDING, INC.
By:	/s/ VICTOR F. BULZACCHELLI
Name:	Victor F. Bulzacchelli
Title:	Authorized Agent

[SIGNATURE PAGE 6 OF 7 TO SECOND AMENDMENT]

COMERICA BANK-TEXAS
By:	/s/ MONA M. FOCH
Name:	Mona M. Foch
Title:	Senior Vice President
GE CAPITAL CORPORATION
By:	/s/ KARL KIEFFER
Name:	Karl Kieffer
Title:	Duly Authorized Signatory
HIBERNIA NATIONAL BANK
By:	/s/ STEPHEN H. BIRNBAUM
Name:	Stephen H. Birnbaum
Title:	Vice President
NATEXIS BANQUE POPULAIRES
By:	/s/ PHILIPPE ROBIN
Name:	Philippe Robin
Title:	Senior Vice President
By:	/s/ TIMOTHY L. POLVADO
Name:	Timothy L. Polvado
Title:	Vice President and General Manager

[SIGNATURE PAGE 7 OF 7 TO SECOND AMENDMENT]

SOUTHWEST BANK OF TEXAS, N.A.
By:	/s/ EDWARD K. BOWDON
Name:	Edward K. Bowdon
Title:	Vice President

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  Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT (TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT)